==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: July 15, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                      74-1611874
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

     15835 Park Ten Place Drive                            77084
          Houston, Texas                                (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800

================================================================================

ITEM 5.    OTHER EVENTS


     ON JULY 15, 2002, THE COMPANY ANNOUNCED IT HAD FILED A $250 MILLION SHELF REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING UP TO $250 MILLION OF VARIOUS DEBT AND EQUITY SECURITIES. A COPY OF THE PRESS RELEASE ANNOUNCING THE FILING OF THE $250 MILLION SHELF REGISTRATION STATEMENT
IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.



ITEM 7.   EXHIBITS


EXHIBIT 99.1               PRESS RELEASE DATED JULY 15, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ATWOOD OCEANICS, INC.
                                                   (Registrant)



                                                   /s/ James M. Holland
                                                   James M. Holland
                                                   Senior Vice President

                                                   DATE:  July 15, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
-----------           ----------------

99.1            Press Release dated July 15, 2002

                                                                   EXHIBIT 99.1



HOUSTON, TEXAS

15 July 2002

FOR IMMEDIATE RELEASE:


     Atwood Oceanics, Inc. (a Houston based international offshore drilling contractor - NYSE: ATW) announced today that it has filed a $250 million shelf registration statement with the Securities & Exchange Commission covering up to $250 million of various debt and equity securities. The Company has no immediate plans to offer any of the securities for sale, but believes it is prudent to have registered securities available to fund future opportunities.




                                                         CONTACT:   Jim Holland
                                                                 (281) 749-7804